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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 19, 1997
                                 (May 6, 1997)


                         PERFORMANCE FOOD GROUP COMPANY
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             (Exact name of registrant as specified in its charter)



           Tennessee                   0-22192              54-0402940
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(State or other jurisdiction of   (Commission File            (I.R.S.
         incorporation)                Number)               Employer
                                                          Identification No.)


6800 Paragon Place, Suite 500, Richmond, Virginia                23230
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     (Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (804) 285-7340


                                 Not Applicable
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          (Former name or former address, if changed since last report)




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Item 5. Other Events.
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         On May 6, 1997, the Board of Directors of Performance Food Group
Company (the "Company") declared a dividend of one Stock Purchase Right (a "Right") per share of the Company's Common Stock, $.01 par value per share (the "Common Stock"), outstanding on May 30, 1997 (the "Record Date"). A Right will also accompany each share of the Company's Common Stock issues following the Record Date. Each Right, when it first becomes exercisable, entitles the holder to purchase from he Company one-hundredth of one share of Preferred Stock, $.01 per value per share (the "Preferred Stock"), at an initial exercise price of $100 per one-hundredth of one share (the "Exercise Price"), subject to adjustment. The terms and conditions of the Rights are set forth in a Rights Agreement, dated as of May 16, 1997 (the "Rights Agreement"), between the Company and First Union National Bank of North Carolina, as Rights Agent (the "Rights Agent"), a copy of which is filed herewith as an Exhibit.

         Also on May 6, 1997, the Board of Directors of the Company amended the Company's bylaws to contain an express declaration that control share acquisitions respecting the Common Stock of the Company are governed by and subject to the provisions of the Tennessee Control Share Acquisition Act.

Item 7.  Financial Statements, Pro Forma Information and Exhibits.
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(c)      Exhibits:

         (4) Rights Agreement, dated as of May 16, 1997, between Performance Food Group Company and First Union National Bank of North Carolina, as Rights Agent, which includes as exhibits, the form of Right Certificate and the Summary of Rights Agreement.


















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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          PERFORMANCE FOOD GROUP COMPANY


Date: May 19, 1997                        By: /s/ Roger L. Boeve
                                              ---------------------------------
                                                  Roger L. Boeve
                                                  Executive Vice President and
                                                  Chief Financial Officer





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                                  EXHIBIT INDEX


        NO.                     EXHIBIT
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
         4         Rights Agreement, dated as of May
                   16, 1997, between Performance Food
                   Group Company and First Union
                   National Bank of North Carolina, as
                   Rights Agent, which includes as
                   exhibits, the form of Right
                   Certificate and the Summary of
                   Rights Agreement.